UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) —January 10, 2014

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

Telephone: +41 (0)43 456 76 00

(Address of principal executive offices)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The company convened a special meeting of shareholders, called an extraordinary general meeting, on January 10, 2014 pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1. Approval of the payment of dividends from legal reserves.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-votes
285,384,179	218,621	582,895	78,836

2. Election of Homburger AG as the company’s independent proxy until the conclusion of its 2014 ordinary general meeting.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-votes
285,554,092	41,412	590,191	78,836

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

Date: January 13, 2014